Exhibit 99.14

Ex. E – Board Observation Rights Agreement

BOARD OBSERVATION RIGHTS AGREEMENT

This BOARD OBSERVATION RIGHTS AGREEMENT, (this “Agreement”), dated as of February 19, 2021, by and between Quest Patent Research Corporation, a Delaware corporation (the “Company”), and Intelligent Partners LLC, a Delaware limited liability company (the “Holder”) and is effective as of the Restructure Date, as defined in the Restructure Agreement dated on or about the date of this Agreement among Company, Holder and the Restructure Subsidiaries (as defined in the Restructure Agreement) (the “Restructure Agreement”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Restructure Agreement.

WHEREAS, the Company and the Holder are parties to that certain Holder Confidentiality Agreement dated September 2, 2015 (the “Holder Confidentiality Agreement”);

WHEREAS, the Company and the Holder are parties to that certain Restructure Agreement;

WHEREAS, to induce the Holder to enter into the transactions evidenced by the Restructure Agreement and Restructure Documents, as defined therein, the Company desires to provide the Holder with certain observation and rights in respect of the board of directors of the Company (the “Board”); and

WHEREAS, the Board has determined it to be in the best interests of the Company to provide the Holder with such observation and designation rights in respect of the Board, pursuant to, and upon the terms and conditions of, this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

1. Board Observation Rights; Confidentiality Obligations.

(a) Beginning on the Restructure Date and ending on the TMPO Extinguishment Date (such period from the date of this Agreement to the TMPO Extinguishment Date, the “Observation Period”), the Company hereby grants the Holder the right, exercisable at any time during the Observation Period, to appoint a representative of its choosing (the “Board Observer”), to receive notice of, attend and observe meetings (including, without limitation, telephonic or other electronic meetings) of the Board or any committee thereof (each, a “Committee”), including executive sessions, in an observer capacity. The Board Observer will not constitute a member of the Board or any Committee and will not be entitled to vote on, veto, or consent to, any matters presented to the Board or any Committee.

(b) During the Observation Period, the Company shall (i) give the Board Observer notice of the applicable meeting or action taken by written consent at the same time and in the same manner as notice is given to the members of the Board or any Committee, (ii) provide the Board Observer with access to all materials and other information given to the members of the Board or any Committee in connection with such meetings or actions taken by written consent at the same time and in the same manner such materials and information are furnished to such members of the Board or any Committee, and (iii) provide the Board Observer with all rights to attend (whether in person or by telephone or other means of electronic communication as solely determined by the Board Observer) such meetings as a member of the Board or any Committee.

(c) The Board Observer agrees not to disclose any non-public material and information and proceedings of the Board and any Committee, except to Holder and only to Holder.

(d) The Board Observer agrees, if so requested, to enter into a confidentiality agreement, setting for the non-disclosure obligation in 1(c) above (the “Confidentiality Agreement”).

(e) Any non-public material and information provided to the Board Observer shall be deemed to have been provided to the Holder, and Holder hereby acknowledges and agrees to maintain the confidentiality of such non-public material and information pursuant to the Holder Confidentiality Agreement. Pursuant to the Holder Confidentiality Agreement, the Holder, may provide such information to any legal counsel, accountant and financial advisor that has been engaged by such Holder to discuss such matters or information (each a “Representative”); provided that any such Representative is bound by an obligation of confidentiality and provided further that Holder shall be responsible for any breach of this confidentiality obligation by any of its Representatives.

(f) Holder hereby agrees to indemnify the Company for, and to hold the Company harmless against, any and all liabilities, costs, expenses, losses, damages and claims arising out of or resulting from any breach by the Board Observer or Holder or by any of Holder’s Representatives of this Agreement, the Holder Confidentiality Agreement and any Confidentiality Agreement.

(g) The Holder or its Representatives and the Board Observer will not directly or indirectly engage in any transactions in the Company’s Common Stock or aid or assist others in engaging in such transactions other than (i) at times when members of the Board are permitted to purchase or sell Company securities (i.e., during “trading windows”), or (ii) in a transaction that a member of the Board would otherwise be permitted to effect pursuant to the Company’s policy on securities transactions by members of the Board; provided, that nothing in this Section 1(g) shall be construed to permit the Holder, the Board Observer or any Representative from engaging in any transactions or assisting others in engaging in transaction in the Company’s securities while in possession of material non-public information, and Holder hereby agrees to indemnify the Company for, and to hold the Company harmless against, any and all liabilities, costs, expenses, losses, damages and claims arising out of or resulting from any breach by the Board Observer or Holder or any of its Representatives.

(h) Holder, Board Observer and any Representative agree not to violate any federal, state or foreign securities laws or SEC rule or regulation when engaging in any transactions in the Company’s Common Stock and Holder agrees to indemnify the Company for, and to hold the Company harmless against, any and all liabilities, costs, expenses, losses, damages and claims arising out of or resulting from any breach of this Section 1(h) by the Board Observer or Holder or any of its Representatives.

2. Reimbursement of Expenses; Insurance; Compensation.

(a) The Company shall reimburse the Board Observer for all reasonable out of pocket expenses incurred in connection with attending meetings of the Board or any Committees.

(b) The Board Observer shall not be paid any compensation or other amounts in such capacity as a Board Observer.

3. Miscellaneous.

(a) Entire Agreement; Amendments. This Agreement supersede all other prior oral or written agreements between the Holder, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement contains the entire understanding of the parties with respect to the matters covered herein, except as specifically set forth herein. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

(b) Material Non-public Information. Nothing in this Agreement shall be construed to require the Company to disclose, pursuant to a press release or a Form 8-K or otherwise, any material non-public information.

(c) Notices. All notices and demands provided for in this Agreement shall be in writing and shall be given as provided in the Restructure Agreement.

(d) Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that an electronic signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.

(f) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(g) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party

(i) Survival After Termination. The provisions of Sections 1(c), 1(e), 1(f), 1(g) and 1(h), shall survive the termination of this Agreement.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signature page follows]

IN WITNESS WHEREOF, the Holder and the Company have caused this Board Observation Rights Agreement to be duly executed as of the date first written above.

COMPANY:

QUEST PATENT RESEARCH CORPORATION

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	Chief Executive Officer

HOLDER:

INTELLIGENT PARTNERS LLC

By:	/s/ Andrew C. Fitton
Name:	Andrew Fitton
Title:	Manager

ACKNOWLEDGMENT OF RECEIPT AND REVIEW

I, _______________________, acknowledge that I have received and read a copy of the Board Observation Rights Agreement dated February 9, 2021 (“BORA”). I understand the terms thereof and agree to be bound by its terms. I have had the opportunity to consult and have consulted with independent legal counsel in connection with this Acknowledgment of Receipt and Review and have signed below voluntarily.

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  [NAME]

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[PRINTED NAME]

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[DATE]